September 22, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services Marine Trust 1999-2
    Registration No. 333-56303-02

On behalf of Distribution Financial Services Marine Trust 1999-2 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Mary.Nguyen@etrade.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-02

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

September 15, 2003
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services Marine Trust 1999-2
          September 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2


By:     Wells Fargo Bank Minnesota, N.A.
        Not in its individual capacity but solely as Owner Trustee



By:     /s/Melissa Philibert
Title:  Corporate Trust Officer
Date:   September 22, 2003



EX-1
DISTRIBUTION FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:               10-Sep-03
Determination Date:            12-Sep-03
Monthly Payment Date:          15-Sep-03
Collection Period Ending:             08/31/2003

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                7,116,436.01
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    -43,482.65
    Current Monthly Interest Shortfall/Excess                                                                          76,237.25
    Recoup of Collection Expenses                                                                                     -34,817.55
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    7,114,373.06

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,010,547.20
    Amount of Interest Payments Received During the Collection Period                                                 934,309.95
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           76,237.25

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,000,002.18
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              11,036,807.21
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 7,904.01
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                -44,709.04
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          11,036,807.21
    Total Ending Reserve Balance                                                                                   11,000,002.18

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                        934,309.95
    Scheduled Principal Payments Received                                                                             909,692.17
    Principal Prepayments Received                                                                                  5,272,433.89
    Total Interest and Principal Payments Received                                                                  7,116,436.01

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   -23,001.12
    minus  Reasonable Expenses                                                                                         20,481.53
    Net Liquidation Proceeds                                                                                          -43,482.65
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     -43,482.65

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    7,072,953.36
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  142,241,668.35
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       59,267.36

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  142,241,668.35
    Pool Balance as of the Current Accounting Date                                                                135,933,534.64
    Age of Pool in Months                                                                                                     52

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        139,396,834.98
    Aggregate Note Balance as of Current Accounting Date                                                          133,214,863.95

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             30                 868,597.54          0.639%
    60-89 Days Delinquent              7                 134,791.30          0.099%
    90-119 Days Delinquent             4                 88,560.80           0.065%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            5                 126,007.65          0.093%
    Cumulative Defaults               360              17,541,183.07        12.904%
    Cumulative Recoveries                               8,527,313.44         1.550%


    Current Month Realized Losses                                                                                     104,985.55
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.019%
    Preceding Realized Losses                                                                                         323,016.41
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.059%
    Second Preceding Realized Losses                                                                                  518,042.80
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.094%
    Cumulative Realized Losses                                                                                      9,013,869.63
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.639%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.24715183
                                                                                                                      0.24220884

a)                                                                                                                     59,267.36
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         164,148.31
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              30,397,834.98          6,181,971.03     24,215,863.95
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                    126,162.68
                                                                                                                      -47,214.44


VIIIPOOL STATISTICS

                                                                                                                           8.35%
                                                                                                                             140


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        7,035,424.82
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                 7,036,466.49

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                               78,948.24
